SUPPLEMENT DATED AUGUST 11, 2003
TO PROSPECTUS DATED MAY 1, 2003
TFLIC FREEDOM ELITE BUILDERSM
Issued through
TFLIC Series Life Account
By
Transamerica Financial Life Insurance Company

The following replaces the second paragraph on page 30 of the Prospectus under the section entitled “Premiums – Making Premium Payments:"

        If you wish to make payments by wire transfer, you should contact our Call Center at 1-800-322-7353 for instructions on wiring federal funds to us.

Name change – Great Companies – Global2 portfolio

Effective September 15, 2003, the Great Companies – Global2 portfolio will change its name to Templeton Great Companies – Global2. Templeton Investment Counsel, LLC (“Templeton”) will become a co-sub-adviser with Great Companies, L.L.C. (“Great Companies”). Templeton will assume responsibility for the non-U.S. investments of the portfolio and Great Companies will maintain responsibility for the U.S. equity investments of the portfolio.

AG00381-8/03